United States
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Osiris Therapeutics, Inc. held its 2014 Annual Meeting of Stockholders on May 6, 2014.  Of the 34,207,978 shares of common stock outstanding as of the record date of the Annual Meeting, 23,588,344 shares, or 70.0% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Four proposals were submitted to the stockholders and approved at the Annual Meeting.  The proposals are described in detail in our previously filed Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Election of Two Directors.  Felix Gutzwiller, M.D., Dr.P.H. and Lode Debrabandere, Ph.D. were elected to serve as members of the board of directors for a term expiring at the Annual Meeting of Stockholders to be held in 2017 and until their respective successors are duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD
Felix Gutzwiller, M.D., Dr.P.H.	19,477,045	161,471
Lode Debrabandere, Ph.D.	19,524,483	114,033

The term of office of each of Peter Friedli, Felix Jay M. Moyes, and Hans-Georg Klingemann, M.D. continued following the meeting.

Approve the Amendment to our Amended and Restated 2006 Omnibus Plan. The stockholders voted to approve the proposal presented by the board of directors to amend our Amended and Restated 2006 Omnibus Plan to increase the aggregate number of shares of common stock that may be issued at any time pursuant to awards granted thereunder from 2,250,000 to 3,000,000 shares, to extend the termination date, after which awards may no longer be granted thereunder, from June 11, 2022 to May 6, 2024, to increase the maximum number of shares of common stock that any individual may receive during any calendar year under the Amended and Restated 2006 Omnibus Plan from 125,000 to 150,000 shares, and re-approval of the Amended and Restated 2006 Omnibus Plan, including for purposes of Section 162(m) of the Internal Revenue Code, as follows:

FOR	19,577,243
AGAINST	36,862
ABSTAIN	24,411
Broker Non-Votes	3,949,828

Ratify Independent Registered Public Accountants.  The appointment of BDO USA, LLP, independent registered public accountants, to act as our independent auditors for the fiscal year ending December 31, 2014 was ratified, as follows:

FOR	23,513,005
AGAINST	66,049
ABSTAIN	9,290

Non-binding Advisory Vote Approving the Compensation Paid to our Named Executive Officers.  The stockholders voted to approve, on an advisory (non-binding) basis the compensation paid to our named executive officers as described in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation rules of the Securities and Exchange Commission under “Executive Compensation,” including the Compensation Discussion and Analysis, the compensation tables and other related tables and disclosures contained therein, as follows:

FOR	19,544,765
AGAINST	68,449
ABSTAIN	25,302
Broker Non-Votes	3,949,828

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Risks and that could cause actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange. You should not unduly rely on forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: May 8, 2014	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer and Corporate Secretary

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